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                                                                    EXHIBIT 10.6


                        WORLD CABLE COMMUNICATIONS, INC.
                              c/o Chase Enterprises
                              One Commercial Plaza
                               Hartford, CT 06103







Effective as of _______________, 1996



PCBV
c/o Chase Enterprises
One Commercial Plaza
Hartford, CT  06103

and

[PTK Company]
Poland



Re: World Cable Communications, Inc.: Service Agreement dated as of ____________ among __________, World Cable Communications, Inc. and Poland Cablevision (Netherlands) B.V. as Agent.


Gentlemen:


         This letter is in reference to a certain Service Agreement among _______________, ("Owner"), World Cable Communications, Inc. ("WCCI") and Poland Cablevision (Netherlands) B.V. as Agent ("PCBV") dated as of ____________ ("Service Agreement"). Unless otherwise indicated in this letter, all capitalized terms have the same meaning as in the Service Agreement.

         WCCI, PCBV and Owner hereby clarify and confirm that the term "Operating Expenses", as set forth in Section 3.1(a)(ii) of the Service Agreement, shall be deemed to include, but not be limited to, any and all costs, fees, payments, assessments and/or charges related to the programming agreements or arrangements for the System.

         This clarification letter may be executed in counterparts, but each counterpart shall constitute one and the same original.



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         Please acknowledge your understanding of the terms stated herein by signing in the space below.

                                            Very truly yours,

                                            WORLD CABLE COMMUNICATIONS, INC.


                                            By:
                                               --------------------------------

                                            Its:
                                                -------------------------------



POLAND CABLEVISION (NETHERLANDS) B.V.


By:
   -------------------------------
         Richard B. Steele
Its:     Managing Director



[COMPANY NAME]



By:
   -------------------------------

Its: